================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 25, 2006

                                  Novelis Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                Canada                001-32312            98-0442987
     ----------------------------    ------------    ----------------------
     (State or Other Jurisdiction    (Commission         (IRS Employer
          of Incorporation)          File Number)    Identification Number)

     3399 Peachtree Road NE, Suite 1500, Atlanta Georgia        30326
     ---------------------------------------------------     ----------
          (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (404) 814-4200

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 25, 2006, Novelis Inc. ("Novelis") reached an agreement with Citigroup Global Markets Inc. to extend the term of its commitment letter for $2.855 backstop financing facilities to October 31, 2006.

ITEM 7.01    REGULATION FD DISCLOSURE.

     As previously announced on September 25, 2006, Novelis will hold an investor conference call on Friday, September 29, 2006 at 8:30 a.m. ET to provide a strategic and financial update. A copy of the presentation to be given by William T. Monahan, our Interim Chief Executive Officer and Rick Dobson, our Chief Financial Officer and Senior Vice President, is furnished as Exhibit 99.1 and incorporated herein by reference in its entirety. In addition, on September 28, 2006, Novelis issued a press release providing strategic and financial guidance. A copy of the press release is furnished as Exhibit 99.2 and incorporated herein by reference in its entirety.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

99.1 Slides to be presented during investor conference call on September 29, 2006.

99.2   Press release, dated September 28, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NOVELIS INC.


Date: September 29, 2006                             By: /s/ Nichole Robinson
                                                         --------------------
                                                         Nichole Robinson
                                                         Secretary

                                INDEX TO EXHIBITS

Exhibit Number    Description
--------------    --------------------------------------------------------------
99.1              Slides to be presented during investor conference call on
                  September 29, 2006.

99.2              Press release, dated September 28, 2006.